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           QUARTERLY REPORT
            MARCH 31, 1998





COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017






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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

April 15, 1998

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Total Return Realty Fund Inc. for the quarter ended March 31, 1998. The net asset value per share at that date was $17.28. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

     The first quarter of 1998 was without question one of the most rewarding for investors at large, yet one of the most challenging ever for owners of REIT shares. For the quarter ended March 31, 1998, the Fund's total return, based on income and change in net asset value was 0.07%. The economy continued to defy consensus expectations of a slowdown, growing steadily while inflation remained nearly nonexistent. Interest rates remained quite stable, with long-term rates remaining at their lowest levels in decades. The stock market set record after record, turning in its best first quarter performance in a decade, with nearly every sector fully participating.

     The real estate recovery continued to gather steam and the fundamentals for REITs remained strong. Industry participants in general posted healthy earnings growth for the fourth quarter of 1997 with most reporting positive earning surprises. There are, as well, expectations of continued strong profit growth for REITs in the first quarter of 1998 and the remainder of the year. In this ideal environment, however, REITs as a group managed to decline in price, despite a sharp rally at the end of March. Lagging the S&P 500 Index by nearly 15 percentage points, REITs underperformed the stock market by the widest margin ever for a single quarter. In a reversal of recent trends, the worst performing groups were the Office and Hotel sectors, while the best performers were the more defensive Apartment and Self Storage sectors.

     We believe that the poor performance of REITs on both an absolute and relative basis can be traced to three conditions that, we also believe, have been favorably resolved. First, there had been an oversupply of shares created by a surge of equity offerings by many companies, particularly during January and February. In the quarter, over $5 billion of new equity was sold. With REITs having committed to a substantial amount of property acquisitions, their need for equity capital temporarily exceeded the market's demand, causing a decline in price. However, that decline brought most stocks down to a level where managements became unwilling to issue equity due to possible dilution. As a result, the potential near-term supply of equity offerings diminished significantly, thereby relieving the pressure on prices.

     The second issue relates to the introduction of legislation that would have potentially curtailed the growth of the REIT industry by making corporate or property acquisitions more costly. The specter of such potential legislation understandably made many investors wary of this sector. Fortunately, this situation was largely resolved when the only measure to reach Congress was one that will affect so-called 'paired share' REITs. Our current understanding is that this measure will alter the rules under which they operate and require the five companies that have this structure to adopt alternative strategies with respect to the structuring of future acquisitions. The Fund owns shares of one such company, Meditrust Corp. We consider it to be an excellent value at the current price and we are confident that it will not experience a significant slowing of its growth rate. Most importantly, the fact that this was the only measure to be seriously considered by Congress dissipates a cloud of uncertainty that would have overhung the REIT market for much of 1998.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

     The third and more complex issue is that there has been a change in sentiment regarding the state of real estate markets in general and the prospects for continued strong REIT earnings growth. It is clear that property prices have risen dramatically in recent years as health has finally been restored to the real estate industry. While most REITs continue to report outstanding earnings, many markets have reached equilibrium, whereby rent growth is likely to moderate and new construction is likely to become more pervasive. In short, looking past what is shaping up to be a very strong year in 1998, the market appears to be discounting a slowing of the current unsustainable high rate of earnings growth in 1999 and beyond. This has precipitated a contraction of earnings multiples for almost all REITs.

INVESTMENT OUTLOOK

     It is ironic that while the situation confronting investors in REITs is no different from that which is confronting investors in most other sectors of corporate America, there have been entirely different stock market consequences. As the U.S. faces the possibility of a maturing economy and slowing growth, the message coming from many corporations has been to reduce earnings growth expectations, dramatically so, in some instances. Yet, the market appears to be overlooking these lower expectations, sending most stocks, as measured by the popular market averages, to record highs. The exception to this has been REITs, which have suffered stock price declines despite the fact that we believe their growth prospects and earnings visibility are superior to the average non-real estate company.

     While we cannot explain the behavior of the stock market in general, it appears to us that the market is reflecting concern over several issues facing the REIT industry today, and has more than adequately discounted them in share prices. Some of these issues are based on fundamental factors while others are technical and psychological.

     The recovery in property prices clearly requires much more selective and judicious acquisition policies. Whereas there continue to be a growing number of acquisition opportunities as the shift from private to public ownership of real estate accelerates, there is also greater competition not only among REITs but from a host of private investor groups and popular 'opportunity funds' as well. Lacking public market discipline and limits on the use of leverage, these financial buyers may be elevating prices to levels which may not appear to make near-term economic sense. While many REIT managers feel compelled to maintain earnings growth through acquisitions, these other entities are under pressure to quickly deploy substantial amounts of capital they have recently raised from their investors. In addition, some of these investors, as well as several REITs, have begun to engage in new development or to look overseas for investment opportunities, despite the greater risks that these ventures entail. Some investors are concerned that the adoption of these strategies reflects these managers' beliefs that the U.S. real estate recovery is reaching a late stage and that, as a result, such managers are willing to assume greater risk in order to meet their return objectives.

     Another common investor concern is that the voracious appetite for equity by the REIT industry will cause a persistent overhang of shares that may not be readily absorbed by the marketplace. The willingness of some REITs to sell equity upon any sustained rise in their stock price reduces or eliminates scarcity value with respect to the availability of their shares. A further source of supply is emanating from founding institutional investors whose shareholdings in a number of REITs were previously subject to restrictions on sale. Some of these restrictions are

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

expiring and more and more shares are coming onto the market. This supply is helping to satisfy underlying demand and is consequently placing a ceiling on some companies' share prices.

     With equity prices languishing, many companies are making greater use of debt financing. The renewed availability of low cost debt capital from both financial institutions and the public market is creating a preferred source of financing for many REITs. For example, many of the prominent companies in the Regional Mall sector have made substantial and high profile acquisitions within recent months that have elevated their debt/equity ratios. Although leverage has been an excellent means of enhancing returns, it does not come without the side effect of lowering earnings predictability. While it is understandable that investors are concerned about the risk of increased financial leverage, it must be noted that the debt level for the majority of companies in our universe remains much lower than in past cycles. In addition, the balance sheet requirements imposed on REITs by the various rating agencies should ensure that leverage will not become excessive.

     In summary, we believe that the contraction in earnings multiples over recent months is a rational reaction to the advancing age of the real estate cycle but more than fully discounts most of the issues regarding future fundamentals. It is for this reason that we have believed for some time that investors should reduce their total return expectations to a level more in line with historic averages. Nonetheless, this does not mean that there are not abundant opportunities to earn adequate and competitive returns. In fact, at current price levels we believe that REITs are as attractively valued as at any time since the real estate recovery began. We base this on absolute and relative earnings multiples and dividend yields. Further, as we have expected for some time, dividend growth for many REITs is beginning to accelerate due to the bottoming out of dividend payout ratios.

     Importantly, the leading REITs continue to have ample internal growth prospects as well as plentiful acquisition opportunities. In addition, as active portfolio managers we have the ability to take advantage of the asynchronous cycles of different property types and geographic regions of the country. We continue to believe that the transformation of the real estate industry to one that is dominated by public companies is still in its infancy, and we believe the transformation may bring substantial rewards to investors in the leading companies.

Sincerely,

       /s/ Martin Cohen                   /s/ Robert H. Steers

           MARTIN COHEN                       ROBERT H. STEERS
           President                          Chairman

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1998 (UNAUDITED)

                                                                               NUMBER
                                                                              OF SHARES          VALUE
                                                                              ---------       ------------
EQUITIES                                                         100.64%
      APARTMENT/RESIDENTIAL                                       13.16%
            Avalon Properties...........................................        89,200        $  2,586,800
            Camden Property Trust, $2.25, Series A (Convertible
               Preferred)...............................................       210,200           5,333,825
            Charles E. Smith Residential Realty.........................        49,700           1,652,525
            Colonial Properties Trust...................................       123,500           3,928,844
            Summit Properties...........................................       164,700           3,314,588
                                                                                              ------------
                                                                                                16,816,582
                                                                                              ------------
      DIVERSIFIED                                                  6.71%
            Entertainment Properties Trust..............................       130,500           2,561,063
            Pacific Gulf Properties.....................................       262,200           6,014,212
                                                                                              ------------
                                                                                                 8,575,275
                                                                                              ------------
      HEALTH CARE                                                 24.44%
            American Health Properties..................................       154,900           4,104,850
            *ElderTrust.................................................       192,900           3,448,087
            Health Care Property Investors..............................        68,300           2,522,831
            Health Care REIT............................................       140,700           3,869,250
            Healthcare Realty Trust.....................................        32,800             926,600
            Meditrust Corp..............................................       173,800           5,366,075
            Nationwide Health Properties................................       120,700           3,017,500
            Omega Healthcare Investors..................................       204,900           7,991,100
                                                                                              ------------
                                                                                                31,246,293
                                                                                              ------------
      HOTEL                                                        1.82%
            Innkeepers USA Trust........................................       141,900           2,323,612
                                                                                              ------------

      INDUSTRIAL                                                   3.92%
            EastGroup Properties........................................        93,800           1,934,625
            First Industrial Realty Trust...............................        85,600           3,081,600
                                                                                              ------------
                                                                                                 5,016,225
                                                                                              ------------
      OFFICE                                                       3.66%
            Brandywine Realty Trust.....................................       100,000           2,381,250
            SL Green Realty Corp........................................        32,000             818,000
            Tower Realty Trust..........................................        60,100           1,479,962
                                                                                              ------------
                                                                                                 4,679,212
                                                                                              ------------

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1998 (UNAUDITED)

                                                                               NUMBER
                                                                              OF SHARES          VALUE
                                                                              ---------       ------------
      OFFICE/INDUSTRIAL                                           10.36%
            Prime Group Realty Trust....................................       130,000        $  2,522,000
            Reckson Associates Realty Corp..............................        83,000           2,189,125
            TriNet Corporate Realty Trust...............................       222,800           8,536,025
                                                                                              ------------
                                                                                                13,247,150
                                                                                              ------------
      SHOPPING CENTER                                             36.57%
         COMMUNITY CENTER                                         21.82%
            Alexander Haagen Properties.................................       220,100           3,686,675
            Bradley Real Estate.........................................       125,200           2,613,550
            Glimcher Realty Trust.......................................       271,800           5,945,625
            Mid-America Realty Investments..............................       128,300           1,331,113
            Pan Pacific Retail Properties...............................       114,500           2,504,688
            Pennsylvania REIT...........................................       214,700           5,260,150
            Regency Realty Corp.........................................        31,600             835,425
            Saul Centers................................................       156,600           2,828,587
            Sizeler Property Investors..................................       103,800           1,148,288
            Western Investment Real Estate Trust........................       116,400           1,738,725
                                                                                              ------------
                                                                                                27,892,826
                                                                                              ------------
         FACTORY OUTLET CENTER                                     5.97%
            Horizon Group...............................................       474,000           5,836,125
            Tanger Factory Outlet Centers...............................        61,600           1,794,100
                                                                                              ------------
                                                                                                 7,630,225
                                                                                              ------------
         REGIONAL MALL                                             8.78%
            CBL & Associates Properties.................................        20,800             509,600
            Crown American Realty Trust, 11.00%, Series A (Preferred)...        87,900           4,719,131
            JP Realty...................................................        77,000           1,953,875
            Macerich Company............................................        89,300           2,656,675
            Taubman Centers.............................................       105,500           1,378,094
                                                                                              ------------
                                                                                                11,217,375
                                                                                              ------------
            TOTAL SHOPPING CENTER.......................................                        46,740,426
                                                                                              ------------
TOTAL INVESTMENTS (Identified cost -- $112,764,589)..............100.64%                       128,644,775
LIABILITIES IN EXCESS OF OTHER ASSETS............................(0.64%)                          (819,627)
                                                                 ------                       ------------
NET ASSETS (Equivalent to $17.28 per share based on
   7,399,100 shares of capital stock outstanding)................100.00%                      $127,825,148
                                                                 ======                       ============

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* Non-income producing security.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 1998 (UNAUDITED)

                                                                                                     NET ASSET VALUE
                                                                           TOTAL NET ASSETS             PER SHARE
                                                                      ---------------------------    ----------------
NET ASSET VALUE:
Beginning of period: 12/31/97......................................                  $129,552,161              $17.51
     Net investment income.........................................   $ 1,899,558                    $ 0.26
     Net realized and unrealized loss on investments...............    (1,841,313)                    (0.25)
Distributions from net investment income...........................    (1,785,258)                    (0.24)
                                                                      -----------                    ------
Net decrease in net asset value....................................                    (1,727,013)              (0.23)
                                                                                     ------------              ------
End of period: 3/31/98.............................................                  $127,825,148              $17.28
                                                                                     ------------              ------
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
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* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

KEY INFORMATION

For general information and weekly
net asset value call: (800) 543-6217

NEW YORK STOCK EXCHANGE SYMBOL: RFI

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                               REINVESTMENT PLAN
     We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
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       COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS          INVESTMENT ADVISER
                                Cohen & Steers Capital Management, Inc.
Robert H. Steers                757 Third Avenue
Director and Chairman           New York, NY 10017
                                (212) 832-3232
Martin Cohen
Director and President          FUND ADMINISTRATOR
                                Princeton Administrators, L.P.
Gregory C. Clark                P.O. Box 9095
Director                        Princeton, NJ 08543-9095
                                (800) 543-6217
Jeffrey H. Lynford
Director                        CUSTODIAN AND TRANSFER AGENT
                                State Street Bank and Trust Company
Willard H. Smith Jr.            P.O. Box 8200
Director                        Boston, MA 02266-8200

Elizabeth O. Reagan             LEGAL COUNSEL
Vice President                  Dechert Price & Rhoads
                                30 Rockefeller Plaza
Adam Derechin                   New York, NY 10112
Vice President and
Assistant Treasurer             New York Stock Exchange Symbol: RFI

                                This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
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